SUPPLEMENT TO THE FIDELITY CONVERTIBLE SECURITIES FUND
A FUND OF FIDELITY FINANCIAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 20, 1996
Effective October 21, 1996, the following information replaces the fund's non-fundamental limitation (vii) found in the "Investment Policies and Limitations" section on page 3.
The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.